UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         April 3, 2006 (March 31, 2006)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  0-27072              52-0845822
  (state or other juris-         (Commission         (I.R.S. Employer
 diction of incorporation)      File Number)       (Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania             19103
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

This Form 8-K/A is filed to add and clarify information in the original Form
8-K.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

During the preparation of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2005, after discussions with the audit committee and BDO Seidman, LLP, the Company's Independent Registered Public Accounting Firm, and after doing additional analysis on guidance set forth in EITF 00-27:
Application of Issue No. 98-5 to Certain Convertible Instruments ("EITF 00-27"), it was determined that the interpretation of the accounting guidelines under EITF 00-27 applied to the initial recording of our convertible debentures that contained beneficial conversion features, the investment banking fees incurred with regard to the issuance of the convertible debentures, and the subsequent debenture conversion price and related warrant price resets dating back to 2003 was not correctly applied. As a result, we are required to restate our historical financial statements to account for certain non-cash expenses reflected in our interim financial statements from 2003 through 2005, and our annual financial statements for the years ended December 31, 2003 and 2004.

All of the above issues relate to accounting for convertible debt, additional paid-in capital and related non-cash financing charges. These non-cash charges do not affect the Company's revenues, cash flows from past or future operations, or its liquidity.

On March 29, 2006, after discussions with the audit committee and BDO Seidman, LLP the audit committee agreed with management's recommendations and concluded that the previously issued financial statements included in the Forms 10-Q and Forms 10-K for the periods ended from March 31, 2003 to December 31, 2005, should not be relied upon.

The Company has filed its Form 10-K for the year ended December 31, 2005 (the "Report") without audited financial statements. The anticipated restatements of the Company's financial statements for the years ended December 31, 2003 and 2004 are contained therein. As audited financial statements are not contained in the Report, the Report does not satisfy all requirements under the Securities Exchange Act and, therefore, is deficient. Based on representations from BDO Seidman, LLP, the Company anticipates that it will file an amendment to the Report containing audited financial statements within the next 30 days and file it's Forms 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 which will contain restated 2004 quarterly and year-to-date financial statements, as soon as practicable thereafter.

At the time of their assessments of the effectiveness of the Company's controls and procedures at the end of the periods reflected in prior reporting periods that now need to be restated, the Company's Chief Financial Officer and Chief Executive Officer believed that the Company's controls were effective. This includes the Company's interpretation and application of EITF No. 00-27 with regard to the original recording of its convertible debentures containing embedded conversion features, the related valuation of common stock warrants, the investment banking fees incurred with regard to the issuance of the convertible debentures, and the subsequent conversion and warrant price resets dating back to 2003. Although the Company did not rely upon them, the Company notes that unqualified audit opinions by its independent registered public accounting firm were issued for the years ended December 31, 2003 and 2004.


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

In retrospect, it appears that the Company's belief in the adequacy of disclosure controls and procedures was not accurate; therefore, the Company will, for the quarters in its Quarterly reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, which will also cover the corresponding periods in 2004, amend its assertions regarding disclosure controls and procedures to reflect the material weaknesses regarding its initial recording of its convertible debentures that contained beneficial conversion features, the investment banking fees incurred with regard to the issuance of the convertible debentures, and the subsequent debenture conversion price and related warrant price resets.

The root of the referenced non-cash restatements above stems from the entering into convertible debenture arrangements by the Company for the periods from March 2003 through July 2004. The Company has not entered into any debenture arrangements thereafter. The Company implemented compliance with Section 404 of the Sarbanes Oxley Act of 2002 in the fourth quarter 2004 and subsequently concluded that its internal controls over financial reporting were effective as of December 31, 2004. Although the Company did not rely on them, the Company's independent register public accounting firm concurred with the Company's assessment in their "Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting" issued within the Company's Annual Report on Form 10-K for the year ended December 31, 2004. These convertible debenture arrangements are inherently complicated and are not classified as normal recurring transactions. The Company has taken, and plans to take, additional steps to remediate these material weaknesses concerning its accounting for the convertible debentures that contained an embedded conversion feature, the related valuation of common stock warrants, the investment banking fees incurred with regard to the issuance of the convertible debentures, and the subsequent conversion and warrant price resets, and enhance its disclosure controls over financial reporting. In March 2006, the Company increased the time allocated by its financial consultant with regards to remediating these disclosed internal control weaknesses so that the financial consultant may further assist the Company with implementing processes and procedures to enhance its internal control framework. The financial consultant, with management, will spend additional time monitoring the Company's internal controls on an on-going basis. In addition, the Company has subscribed to CCH's "Accounting Research Manager," a recognized on-line service in order to maintain up-to-date accounting guidance to enhance internal control over both financial reporting and disclosure requirements.

Although the Company has not concluded its evaluation of material weaknesses, the Company believes the material weaknesses are limited to the Company's accounting for convertible securities with beneficial conversion features and related warrant issuances and the related financial statement close and reporting process.


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

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.   Description
-----------   -----------

99.1          Press Release dated April 3, 2006*


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*     filed with the Securities and Exchange Commission on April 3, 2006 with the original 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEMISPHERX BIOPHARMA, INC.


April 11, 2006                 By:              s/ Robert Peterson
                                    --------------------------------------------
                                    Robert Peterson, Chief Financial Officer


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